                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant Under Rule 14a-12

                               INKTOMI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               -----------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
        5)     Total fee paid:

               -----------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               -----------------------------------------------------------------
        2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
        3)     Filing Party:

               -----------------------------------------------------------------
        4)     Date Filed:

               -----------------------------------------------------------------

                                 [INKTOMI LOGO]

                               INKTOMI CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2000

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Inktomi Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, July 26, 2000 at 9:30 a.m., local time, at the offices of the Company, 4100 East Third Avenue, Foster City, CA 94404 for the following purposes:

     1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized common shares from 300,000,000 to 1,500,000,000; and

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on May 31, 2000 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your shares in one of the following manners:

     o Mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope;

     o Dial the telephone number indicated on the enclosed proxy card and cast your vote in accordance with the instructions given to you on the telephone; or

     o    Cast your vote via the Internet at http://ssl.cdos.com/inkt/.

Any stockholder attending the meeting may vote in person even if he or she has used any of the three options above. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Tim Stevens
                                        ----------------------------------
                                        Tim Stevens
                                        Vice President of Corporate and Legal
                                             Affairs, General Counsel and
                                             Assistant Secretary


Foster City, California
June 26, 2000

                               INKTOMI CORPORATION
                             4100 EAST THIRD AVENUE
                          FOSTER CITY, CALIFORNIA 94404

                                 --------------


                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS

                                 --------------


     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Inktomi Corporation, a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Wednesday, July 26, 2000 at 9:30 a.m., local time, at the offices of the Company at 4100 East Third Avenue, Foster City, CA 94404 or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of the Special Meeting of Stockholders. The Company's principal executive offices are located at 4100 East Third Avenue, Foster City, California, 94404. The Company's telephone number at that location is (650) 653-2800.

     The Company intends to mail this proxy statement and accompanying proxy card on or about June 26, 2000 to all stockholders entitled to vote at the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on May 31, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the Record Date, 111,134,180 shares of the Company's common stock ("Common Stock") were issued and outstanding and held of record by approximately 1,364 stockholders.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (attention:
Tim Stevens, Vice President of Corporate and Legal Affairs, General Counsel and Assistant Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. For purposes of determining the presence of a quorum, abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) will be counted by the Company as present at the meeting. The affirmative vote of the holders of sixty-six and two-thirds (66 2/3) percent of the outstanding shares of Common Stock entitled to vote at the Special Meeting, assuming a quorum is present, is necessary for approval of the proposed amendment to the Company's Certificate of Incorporation. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, email or facsimile. In addition, the Company may retain the services of one or more firms to assist in the solicitation of proxies, for an estimated fee of $15,000 plus reimbursement of expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 31, 2000 of (i) each person known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at May 31, 2000, and (iv) all directors and executive officers of the Company as a group.

                                                                        COMMON STOCK
                                                                 ----------------------------
                                                                  NUMBER OF
                                                                   SHARES
                                                                 BENEFICIALLY     PERCENT OF
                   NAME OF BENEFICIAL OWNER                        HELD(1)          CLASS
-------------------------------------------------------------    ------------    ------------

Eric A. Brewer(2)...........................................       4,478,667             4.0
  Inktomi Corporation
  4100 E. Third Avenue
  Foster City, CA94404
Paul Gauthier (3)...........................................       6,167,514             5.5
  Inktomi Corporation
  4100 E. Third Avenue
  Foster City, CA94404
Frank Gill(4)...............................................         193,600               *
Fredric W. Harman(5)........................................       2,129,094             1.9
David C. Peterschmidt(6)....................................       3,184,584             2.9
John Porter(7)..............................................         326,668               *
Alan F. Shugart(8)..........................................         110,000               *
Jerry M. Kennelly(9)........................................         837,660               *
Dennis L. McEvoy(10)........................................         646,820               *
Richard B. Pierce(11).......................................       1,222,968            1.1%
Vince Vannelli(12)..........................................         677,684               *
All directors and executive officers as a group (14
persons)(13)................................................      21,014,397           18.9%

--------------
   * Less than one percent of the outstanding Common Stock.

 (1) This table is based on information supplied by executive officers, directors and principal stockholders of the Company and on any Schedules 13D or 13G filed with the Securities and Exchange Commission. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 31, 2000 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Includes 3,476,931 shares held by Dr. Brewer. Also includes Dr. Brewer's pro rata interest in a warrant held by Inktomi LLC, which pro rata interest equals 701,736 shares. All such shares and warrants are fully vested and are not subject to repurchase by the Company. Also includes options held by Dr. Brewer to purchase 300,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 274,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Dr. Brewer ceases to be an employee of the Company.

 (3) Includes 5,115,778 shares held by Mr. Gauthier. Also includes Mr. Gauthier's pro rata interest in a warrant held by Inktomi LLC, which pro rata interest equals 701,736 shares. All such shares and warrants are fully vested and are not subject to repurchase by the Company. Also includes options held by Mr. Gauthier to purchase 350,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 311,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Gauthier ceases to be an employee of the Company.

 (4) Consists of an option held by Mr. Gill to purchase 193,600 shares of Common Stock. The option is fully exercisable although as of May 31, 2000, 104,649 shares were subject to a right of repurchase at cost in the event Mr. Gill ceases to be a director of the Company.

 (5) Includes 2,000,000 shares held by Oak Investment Partners VII, Limited Partnership. Mr. Harman is a Managing Partner of the general partners of the Oak Partners entities and is a director of the Company. He disclaims beneficial ownership of the shares held by the Oak Partners entities except to the extent of his proportionate partnership interest therein. Also includes an option held by Mr. Harman to purchase 60,000 shares of Common Stock. The option is fully exercisable although as of May 31, 2000, 36,000 shares were subject to a right of repurchase at cost in the event Mr. Harman ceases to be a director of the Company.

 (6) Includes 528,228 shares held by David C. Peterschmidt and Roxanne N. Peterschmidt, Trustees of the Peterschmidt Family Trust U/D/T Dtd 12/30/91, and 5,556 shares held by Mr. Peterschmidt. Also includes 1,954,800 shares issuable upon exercise of stock options that are fully vested. Also includes options held by Mr. Peterschmidt to purchase 2,650,800 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 696,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Peterschmidt ceases to be an employee of the Company.

 (7) Includes 266,668 shares held by Integra Holdings, L.P. All of such shares are fully vested and not subject to repurchase by the Company. Also includes an option issued to Mr. Porter to purchase 60,000 shares of Common Stock. The option is fully exercisable although as of May 31, 2000, 36,000 shares issuable upon exercise of the option were subject to a right of repurchase at cost in the event Mr. Porter ceases to be a director of the Company.

 (8) Includes options held by Mr. Shugart to purchase 110,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 58,222 of the shares issuable upon exercise of the options were subject to a right of repurchase by the Company at cost in the event Mr. Shugart ceases to be a director of the Company.

 (9) Includes 11,668 shares held by Jerry Kennelly, as trustee for Christopher Kennelly; 11,668 shares held by Jerry Kennelly, as trustee for Michael Kennelly; and 504,324 shares held by Mr. Kennelly. As of May 31, 2000, 234,665 of the shares held by Mr. Kennelly were subject to a right of repurchase by the Company at cost in the event Mr. Kennelly ceases to be an employee of the Company. The right of repurchase lapses as to all shares in the event of an acquisition of the Company. Also includes options held by Mr. Kennelly to purchase 310,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 271,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Kennelly ceases to be an employee of the Company.

(10) Includes 370,820 shares held by Mr. McEvoy and his wife. At May 31, 2000, 271,000 of the shares held by Mr. McEvoy and his wife were subject to a right of repurchase by the Company at cost in the event Mr. McEvoy ceases to be an employee of the Company. The right of repurchase lapses as to all shares in the event of an acquisition of the Company. Also includes options held by Mr. McEvoy to purchase 276,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 271,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. McEvoy ceases to be an employee of the Company.

(11) Includes 822,968 shares held by certain family trusts and partnerships controlled by Mr. Pierce and/or his wife, including trusts for his minor children. As of May 31, 2000, 106,666 of the shares held by the Pierce entities were subject to a right of repurchase by the Company at cost in the event Mr. Pierce ceases to be an employee of the Company, and 200,000 shares were subject to delivery in connection with forward sales consummated by Mr. Pierce. Also includes options held by Mr. Pierce to purchase 400,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 348,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Pierce ceases to be an employee of the Company.

(12) Includes 366,684 shares held by Mr. Vannelli. As of May 31, 2000, 352,000 of the shares held by Mr. Vannelli were subject to a right of repurchase by the Company at cost in the event Mr. Vannelli ceases to be an employee of the Company. Also includes options held by Mr. Vannelli to purchase 311,000 shares of Common Stock. The options are fully exercisable although as of May 31, 2000, 311,000 shares issuable upon exercise of the options were subject to a right of repurchase at cost in the event Mr. Vannelli ceases to be an employee of the Company.

(13) Includes 1,403,472 shares issuable upon exercise of warrants and options to purchase 5,865,400 shares, which warrants and options are fully exercisable as of May 31, 2000.

                                 PROPOSAL NO. 1:

           INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

GENERAL

     The Company's Certificate of Incorporation currently authorizes the issuance of 300,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. In June 2000, the Board of Directors adopted a resolution proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 1,500,000,000 shares, subject to stockholder approval of the amendment. No change is being proposed to the authorized number of shares of Preferred Stock.

CURRENT USE OF SHARES

     As of May 31, 2000, the Company had approximately 111,134,180 shares of Common Stock outstanding, approximately 52,001,426 shares of Common Stock reserved for future issuance under the Company's incentive stock plans, of which approximately 7,484,923 shares are covered by outstanding options and approximately 34,953,428 shares are available for future grant or purchase, and approximately 2,090,910 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has approximately 134,000,000 shares remaining available for other purposes.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted resolutions setting forth the proposed amendment to the first sentence of Article 4 of the Company's Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Special Meeting. The following is the text of Article 4 of the Certificate of Incorporation of the Company, as proposed to be amended:

     The Company is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Company is authorized to issue is 1,510,000,000 shares. The number of shares of Common Stock authorized is 1,500,000,000. The number of shares of Preferred Stock authorized is 10,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that the Company is authorized to issue in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. For example, the Company recently completed a two for one stock split (in the form of a 100% stock dividend). Under the current Certificate of Incorporation, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of Common Stock outstanding and reserved for issuance would exceed 300,000,000 shares. Under the Certificate of Incorporation as proposed to be amended, the Board of Directors would have the flexibility to authorize stock splits and declare stock dividends resulting in outstanding and reserved shares of Common Stock of up to 1,500,000,000 shares.

     The Board of Directors also believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue these additional shares of Common Stock for any purpose.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

     Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

RECOMMENDATION OF THE BOARD

     The Board of Directors recommends that the stockholders vote "FOR" the proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 300,000,000 shares to 1,500,000,000 shares.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders, whether or not for inclusion in the Company's proxy materials, must be received by the Company no later than October 7, 2000 to be considered at that meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Tim Stevens
                                        ----------------------------------------
                                        Tim Stevens
                                        Vice President of Corporate and Legal
                                             Affairs, General Counsel and
                                             Assistant Secretary


Foster City, California
June 26, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               INKTOMI CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 26, 2000

     The undersigned stockholder(s) of Inktomi Corporation, a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated June 26, 2000, and hereby appoints David C. Peterschmidt and Jerry M. Kennelly, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Inktomi Corporation to be held July 26, 2000, at 9:30 a.m., Pacific Standard Time, at the offices of the Company at 4100 East Third Avenue, Foster City, California, 94404, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

             (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                     THERE ARE THREE WAYS TO VOTE YOUR PROXY

-------------------------------- -- ---------------------------- -- ----------------------------
                                                                            VOTE BY MAIL
                                                                      IF YOU VOTE BY PHONE OR
         VOTE BY PHONE                   VOTE BY INTERNET           INTERNET, PLEASE DO NOT MAIL
        1-800-240-6326               HTTP://SSL.CDOCS.COM/INKT /          YOUR PROXY CARD
-------------------------------- -- ---------------------------- -- ----------------------------
Use any touch-tone telephone        Use the Internet to vote        Mark, sign and date your
to vote your proxy 24 hours a       your proxy 24 hours a day,      proxy card and return it
day, 7 days a week. You will be     7 days a week. You will be      in the postage-paid
prompted to enter your 3-digit      prompted to enter your          envelope we have provided.
company number and a 7-digit        3-digit company number and
control number, which are           a 7-digit control number,
located  above, and then follow     which are located above,
the simple instructions.            to create an electronic
                                    ballot.
-------------------------------- -- ---------------------------- -- ----------------------------

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned this proxy card.

                   THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1

1. Proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 300,000,000 shares to 1,500,000,000 shares

      [_]  FOR        [_]  AGAINST        [_]  ABSTAIN

and in their direction, to vote upon such other matters which may properly come before the meeting or any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion.

                                      Dated

                                      Signature(s) of Stockholder(s) in Box

                                      PLEASE SIGN exactly as your name appears at left. Joint owners should each sign. Executors, administrators, trustees, etc., should so indicate when signing. If signer is a corporation, please sign full name by duly authorized officer.

                                      Address change? Mark box [ ] Indicate changes below